AMENDMENT NO. 1

PARTICIPATION AGREEMENT

The Participation Agreement (the “Agreement”), dated April 30, 2004, by and among AIM Variable Insurance Funds, a Delaware trust; A I M Distributors, Inc., a Delaware corporation, and FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY, a New York life insurance company ("FG-WL&A"), on behalf of itself and each of its segregated asset accounts listed in Schedule A hereto, as the parties hereto may amend from time to time (each, an "Account," and collectively, the "Accounts"); and as the principal underwriter of the Contracts ("UNDERWRITER"), is hereby amended as follows:

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

SCHEDULE A

FUNDS AVAILABLE UNDER THE CONTRACTS

AIM V.I. Basic Balanced Fund

AIM V.I. Basic Value Fund

AIM V.I. Capital Appreciation Fund

AIM V.I. Capital Development Fund

AIM V.I. Core Equity Fund

AIM V.I. Diversified Income Fund

AIM V.I. Dynamics Fund

AIM V.I. Financial Services Fund

AIM V.I. Global Health Care Fund

AIM V.I. Global Real Estate Fund

AIM V.I. Government Securities Fund

AIM V.I. High Yield Fund

AIM V.I. International Growth Fund

AIM V.I. Large Cap Growth Fund

AIM V.I. Leisure Fund

AIM V.I. Mid Cap Core Equity Fund

AIM V.I. Money Market Fund

AIM V.I. Small Cap Equity Fund

AIM V.I. Technology Fund

AIM V.I. Utilities Fund

SEPARATE ACCOUNTS UTILIZING THE FUNDS

CONTRACTS	FORM NUMBERS

Charles Schwab & Co., Inc.	J434 NY

Schwab Variable Annuity

COLI VUL-2 Series Account	J355 NY
COLI VUL-4 Series Account	J500NY

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All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective date:	November 15, 2007

AIM VARIABLE INSURANCE FUNDS

Attest: /s/ P. Michelle Grace	By:	/s/ Carolyn Gibbs
Name:	P. Michelle Grace	Name:	Carolyn Gibbs
Title:	Assistant Secretary	Title:	Assistant Vice President

A I M DISTRIBUTORS, INC.

Attest: /s/ P. Michelle Grace	By:	/s/ John S. Cooper
Name:	P. Michelle Grace	Name:	John S. Cooper
Title:	Assistant Secretary	Title:	Executive Vice President

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Attest: /s/ Julie J. Collett	By:	/s/ Ron Laeyendecker

Name: Julie J. Collett	Name:	Ron Laeyendecker

Title:	Senior Counsel	Title:	Senior Vice President

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